SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) April 27, 2005

                              Pure World, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         0-10566                                       95-3419191
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-9220
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

Item 1.01.  Entry into a Material Definitive Agreement

     Effective April 18, 2005, Pure World, Inc. and its wholly-owned subsidiary, Pure World Botanicals, Inc. (the "Company") entered into an amendment of its loan agreements with Fleet National Bank, a Bank of America Company. The executed agreement was received by the Company on April 27, 2005. A copy of this agreement is attached as Exhibit 10. The original agreements were filed as an exhibit to Pure World, Inc.'s Form 10-KSB for the year ended December 31, 2004.

Item 9.01   Financial Statements and Exhibits

Exhibit No.             Exhibit
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     10                 Agreement of Amendment to Loan and Security Agreement
                        and Other Documents.

                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Pure World, Inc.


April 28, 2005                                 /s/ Sue Ann Merrill
                                               ----------------------------
                                               Sue Ann Merrill
                                               Chief Financial Officer,
                                                Treasurer and Secretary
                                                (Principal Financial and
                                                Accounting Officer and officer
                                                duly authorized to sign on
                                                behalf of the small business
                                                issuer).